                                                                   EXHIBIT 10.3




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                                       FORM OF

                            TRANSFER AND SALE AGREEMENT


                                   by and between


                                  EAGLEMARK, INC.,
                               as Seller and Servicer


                                        AND


                     EAGLEMARK CUSTOMER FUNDING CORPORATION-IV,
                                    as Purchaser











                        Dated as of [                     ]





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

                               TABLE OF CONTENTS

ARTICLE I

     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II

     TRANSFER OF CONTRACTS; ASSIGNMENT OF AGREEMENT. . . . . . . . . . . . . . 1
     Section 2.01.     Closing.. . . . . . . . . . . . . . . . . . . . . . . . 1
     Section 2.02.     Conditions to the Closing.. . . . . . . . . . . . . . . 2
     Section 2.03.     Assignment of Agreement.. . . . . . . . . . . . . . . . 3
     Section 2.04.     Subsequent Contracts. . . . . . . . . . . . . . . . . . 3

ARTICLE III

     REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . . 4
     Section 3.01.     Representations and Warranties Regarding Seller.. . . . 4
     Section 3.02.     Representations and Warranties Regarding Each Contract. 5
     Section 3.03.     Representations and Warranties Regarding the
                         Contracts in the Aggregate. . . . . . . . . . . . . . 8
     Section 3.04.     Representations and Warranties Regarding the
                         Contract Files. . . . . . . . . . . . . . . . . . . . 9
ARTICLE IV

     PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS . . . . . . . 9
     Section 4.01.     Custody of Contracts. . . . . . . . . . . . . . . . . . 9
     Section 4.02.     Filing. . . . . . . . . . . . . . . . . . . . . . . . . 9
     Section 4.03.     Name Change or Relocation.. . . . . . . . . . . . . . . 9
     Section 4.04.     Chief Executive Office. . . . . . . . . . . . . . . . .10
     Section 4.05.     Costs and Expenses. . . . . . . . . . . . . . . . . . .10
     Section 4.06.     Sale Treatment. . . . . . . . . . . . . . . . . . . . .10

ARTICLE V

     REMEDIES UPON MISREPRESENTATION . . . . . . . . . . . . . . . . . . . . .10
     Section 5.01.     Repurchases of Contracts for Breach of
                         Representations and Warranties. . . . . . . . . . . .10
     Section 5.02.     Seller's Repurchase Option. . . . . . . . . . . . . . .10

ARTICLE VI

     INDEMNITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     Section 6.01.     Seller Indemnification. . . . . . . . . . . . . . . . .11
     Section 6.02.     Liabilities to Obligors.. . . . . . . . . . . . . . . .11
     Section 6.03.     Tax Indemnification.. . . . . . . . . . . . . . . . . .11
     Section 6.04.     Operation of Indemnities. . . . . . . . . . . . . . . .11

ARTICLE VII

     MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     Section 7.01.     Prohibited Transactions with Respect to the
                         Trust.. . . . . . . . . . . . . . . . . . . . . . . .11
     Section 7.02.     Merger or Consolidation.. . . . . . . . . . . . . . . .12
     Section 7.03.     Termination.. . . . . . . . . . . . . . . . . . . . . .12
     Section 7.04.     Assignment or Delegation by Seller. . . . . . . . . . .12

     Section 7.05.     Amendment.. . . . . . . . . . . . . . . . . . . . . . .12
     Section 7.06.     Notices.  . . . . . . . . . . . . . . . . . . . . . . .13
     Section 7.07.     Merger and Integration. . . . . . . . . . . . . . . . .14
     Section 7.08.     Headings. . . . . . . . . . . . . . . . . . . . . . . .14
     Section 7.09.     Governing Law.. . . . . . . . . . . . . . . . . . . . .14


EXHIBITS
Exhibit A           Form of Assignment
Exhibit B           Form of Officer's Certificate
Exhibit C           Form of Subsequent Purchase Agreement

       THIS AGREEMENT, dated as of [                ], is made by and between
Eaglemark, Inc., a Nevada corporation, as seller hereunder (together with its successors and assigns "EAGLEMARK" or "SELLER"), and Eaglemark Customer Funding Corporation-IV, a Nevada corporation and wholly-owned subsidiary of Seller (together with its successors and assigns "TRUST DEPOSITOR"), as purchaser hereunder.

       WHEREAS, in the regular course of its business, Seller purchases and services motorcycle conditional sales contracts from Harley-Davidson motorcycle retailers, each of which contracts provides for installment payment obligations by or on behalf of the retailer's customer/purchaser and grants a security interest in a Harley-Davidson motorcycle in order to secure such obligations;

       WHEREAS, Seller and Trust Depositor wish to set forth the terms and conditions pursuant to which Trust Depositor will acquire from time to time the "CONTRACT ASSETS," as hereinafter defined; and

       WHEREAS, Trust Depositor intends concurrently with its purchases from time to time of Contract Assets hereunder to convey all right, title and interest in such Contract Assets to Harley-Davidson Eaglemark Motorcycle Trust
[        ] (the "TRUST") pursuant to the Sale and Servicing Agreement dated as
of [               ] by and among Trust Depositor, Eaglemark, as Servicer,  and
Harley-Davidson Eaglemark Motorcycle Trust [         ], as issuer (the "ISSUER")
(as amended, supplemented or otherwise modified from time to time, the "SALE AND SERVICING AGREEMENT"), executed concurrently herewith;

       NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, Seller and Trust Depositor agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

       SECTION 1.01. GENERAL. Unless otherwise defined in this Agreement, capitalized terms used herein (including in the preamble above) shall have the meanings assigned to them in the Sale and Servicing Agreement.

                                      ARTICLE II

                    TRANSFER OF CONTRACTS; ASSIGNMENT OF AGREEMENT

       SECTION 2.01. CLOSING. Subject to and upon the terms and conditions set forth in this Agreement, Seller hereby sells, transfers, assigns, sets over and otherwise conveys to Trust Depositor, in consideration of Trust Depositor's
payment of $[                        ] in cash as the Purchase Price therefor,
(i) all the right, title and interest of Seller in and to the Initial Contracts listed on the initial List of Contracts in effect on the Closing Date (including, without limitation, all security interests and all rights to receive payments which are collected pursuant thereto on or after the Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive payments which were collected pursuant thereto prior to the Cutoff
Date), (ii) all rights of Seller under any physical damage or other individual insurance policy (including a "FORCED PLACED" policy, if any) relating to any such Contract, an Obligor or a Motorcycle securing such Contract, (iii) all security interests in each such Motorcycle, (iv) all documents contained in the related Contract Files, (v) all rights of Seller in the Lockbox, Lockbox Account and related Lockbox Agreement to the extent they relate to the Contracts, (vi) all rights (but not the obligations) of the Seller under any motorcycle dealer agreements between the dealers (i.e. the originators of the Contracts) and the Seller, and (vii) all proceeds and products of the foregoing (items (i) - (vii), together with the additional assets referred to in Section 2.04 below which may be transferred from time to time in respect of Subsequent Contracts, being collectively referred to herein as the "CONTRACT ASSETS"). Although Seller and Trust Depositor agree that any such transfer is intended to be a sale of ownership in the Contract Assets, rather than the mere granting of a security interest to secure a borrowing, in the event such transfer is deemed to be of a mere security interest to secure indebtedness, Seller shall be deemed to have granted Trust Depositor a perfected first priority security interest in such Contract Assets and this Agreement shall constitute a security agreement under applicable law. If such transfer is deemed to be the mere granting of a security interest to secure a borrowing, Trust Depositor may, to secure Trust Depositor's own borrowing under the Sale and Servicing Agreement (to the extent that the transfer of the Contract Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (i) all or a portion of the Contract Assets pledged to Trust Depositor and not released from the security interest of this Agreement at the time of such pledge and assignment, and (ii) all proceeds thereof. Such repledge and reassignment may be made by Trust Depositor with or without a repledge and reassignment by Trust Depositor of its rights under this Agreement, and without further notice to or acknowledgment from Seller.
Seller waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against Trust Depositor or any assignee of Trust Depositor relating to such action by Trust Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement.

       SECTION 2.02. CONDITIONS TO THE CLOSING. On or before the Closing Date, Seller shall deliver or cause to be delivered to Trust Depositor each of the documents, certificates and other items as follows:

              (a) The initial List of Contracts, certified by the Chairman of the Board, President or any Vice President of Seller together with an Assignment substantially in the form attached as EXHIBIT A hereto.

              (b) A certificate of an officer of Seller substantially in the form of EXHIBIT B hereto.

              (c) An opinion of counsel for Seller substantially in the form of EXHIBIT D to the Sale and Servicing Agreement.

              (d) A letter from Arthur Andersen LLP, or another nationally recognized accounting firm, addressed to Trust Depositor and the Issuer and the Trustees and stating that such firm has reviewed a sample of the Initial Contracts and performed specific procedures for such sample with respect to certain contract terms and identifying those Initial Contracts which do not so conform.

              (e) Copies of resolutions of the Board of Directors of Seller or of the Executive Committee of the Board of Directors of Seller approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of Seller.

              (f) Officially certified recent evidence of due incorporation and good standing of Seller under the laws of Nevada.

              (g) Evidence of proper filing with the appropriate offices in Nevada and Illinois of UCC financing statements executed by Seller as debtor/seller, naming Trust Depositor as secured party/purchaser and the Owner Trust as assignee, and listing the Contract Assets as collateral as well as evidence of proper filing with the appropriate offices in Delaware of UCC Financing statements executed by the Issuer as debtor, naming the Indenture Trustee, as assignee, and listing the Contract Assets as collateral.

              (h) An Officer's Certificate from Seller confirming that Seller's compliance officer has reviewed the original of each Initial Contract and each related Contract File, that each Initial Contract and related Contract File conforms in all material respects with the initial List of Contracts and each such Contract File is complete, that each document required be an original, and that the face of each original Initial Contract has been stamped with the following notation:

                     "This Contract/Note is subject to a security interest
              granted to Harley-Davidson Eaglemark Motorcycle Trust
              [              ].  UCC-1 Financing Statements covering this
              Contract/Note have been filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Illinois. Such lien will be released only in connection with appropriate filings in such offices. Consequently, potential purchasers of this Contract/Note must refer to such filings to determine whether such lien has been released."

              (i)    The documents, certificates and other items described in
       Section 2.02 of the Sale and Servicing Agreement, to the extent not already described above.

       SECTION 2.03. ASSIGNMENT OF AGREEMENT. Trust Depositor has the right to assign its interest under this Agreement to the Issuer and Owner Trustee as may be required to effect the purposes of the Sale and Servicing Agreement, without further notice to, or consent of, Seller, and the Issuer and the Trustees shall succeed to such of the rights of Trust Depositor hereunder as shall be so assigned. Seller acknowledges that, pursuant to the Sale and Servicing Agreement, Trust Depositor will assign all of its right, title and interest in and to the Contract Assets and its right to exercise the remedies created by
Section 5.01 hereof for breaches of representations and warranties of Seller contained in Sections 3.01, 3.02, 3.03 and 3.04 hereof to the Issuer and the Trustees for the benefit of the Noteholders and Certificateholders. Seller agrees that, upon such assignment to the Issuer and the Trustees, such representations will run to and be for the benefit of the Issuer and the Trustees and the Issuer and the Trustees may enforce directly without joinder of Trust Depositor, the repurchase obligations of Seller set forth herein with respect to breaches of such representations and warranties as set forth herein and in Section 7.08 of the Sale and Servicing Agreement.

       SECTION 2.04. SUBSEQUENT CONTRACTS. (a) Subject to and upon the terms and conditions set forth in paragraph (b) below and in the related Subsequent Purchase Agreement, Seller hereby agrees to sell, transfer, assign, set over and otherwise convey to Trust Depositor, in consideration of Trust Depositor's payment on the related Subsequent Transfer Date of the purchase price therefor (as set forth in the related Subsequent Purchase Agreement), and Trust Depositor hereby agrees to purchase, (i) all the right, title and interest of Seller in and to the Subsequent Contracts listed on the related Subsequent List of Contracts (including, without limitation, all security interests and all rights to receive payments which are collected pursuant thereto on or after the applicable Subsequent Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive payments which were collected pursuant thereto prior to such Subsequent Cutoff Date), (ii) all rights of Seller under any physical damage or other individual insurance policy (including a "FORCED PLACED" policy, if any) relating to any such Contract, an Obligor or a Motorcycle securing such Contract, (iii) all security interests in each such Motorcycle, (iv) all documents contained in the related Contract Files, (v) all rights of Seller in the Lockbox, Lockbox Account and related Lockbox Agreement to the extent they relate to the Contracts, (vi) all rights (but not the obligations) of the Seller under any motorcycle dealer agreements between the dealers (I.E. the originators of such Subsequent Contracts) and the Seller, and
(vii) all proceeds and products of the foregoing (items (i) - (vii), upon consummation of any above-described purchase, becoming part of the "CONTRACT ASSETS"). Seller agrees, subject to the terms and conditions herein applicable to transfers of Subsequent Contracts, to sell an aggregate Principal Balance of Subsequent Contracts at or prior to the end of the Funding Period equal to the Pre-Funded Amount on the Closing Date.

              (b) Seller shall transfer to Trust Depositor, and Trust Depositor shall purchase, the Subsequent Contracts and related assets to be transferred on any Subsequent Transfer Date only upon the satisfaction of each of the following conditions on or prior to the Subsequent Transfer Date:

              (i) The Seller shall have provided the Trustees, the Initial Purchaser and the Rating Agencies with a timely Addition Notice and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Contracts;

              (ii)   the Funding Period shall not have terminated;

              (iii) the Seller shall have delivered to the Trust Depositor a duly executed Purchase Agreement and Assignment in substantially the form of EXHIBIT C hereto (the "SUBSEQUENT PURCHASE AGREEMENT"), which shall include a Subsequent List of Contracts listing the Subsequent Contracts being purchased;

              (iv) as of each Subsequent Transfer Date, neither the Seller nor the Trust Depositor was insolvent nor will either of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

              (v) each Rating Agency shall have notified the Trust Depositor and the Trustees in writing that following such transfer, and the transfer immediately thereafter of the Subsequent Contracts to the Trust, the Class A-1 Notes and the Class A-2 Notes will be rated in the highest rating category by such Rating Agency and the Certificates will be rated at least "BBB" by Standard & Poor's and "Baa2" by Moody's;

              (vi) such addition will not result in a material adverse tax consequence to the Issuer, the Noteholders or the Certificateholders as evidenced by an Opinion of Counsel to be delivered by the Seller to the Issuer, the Trustees, and the Initial Purchaser;

              (vii) the Seller shall have delivered to the Rating Agencies and to the Initial Purchaser one or more opinions of counsel with respect to the transfer of the Subsequent Contracts substantially in the form of the opinions of counsel delivered to such Persons on the Closing Date;

              (viii) the Seller shall have taken any action necessary to maintain the first perfected ownership interest of the Trust in the Trust Corpus and the first perfected security interest of the Trust Depositor in the Contract Assets, the Trust in the Trust Corpus and the Indenture Trustee in the Reserve Fund Deposits; and

              (ix) no selection procedures believed by the Seller to be adverse to the interests of the Noteholders and Certificateholders shall have been utilized in selecting the Subsequent Contracts.

       (c) Seller agrees to pay all reasonable out-of-pocket expenses in connection with any request for the conveyance of Subsequent Contracts, whether or not such conveyance is actually consummated.


                                     ARTICLE III

                            REPRESENTATIONS AND WARRANTIES

       Seller makes the following representations and warranties, on which Trust Depositor will rely in purchasing the initial Contract Assets on the Closing Date (and any Subsequent Contracts on the related Subsequent Transfer Date) and concurrently reconveying the same to the Trust, and on which the Trust, the Noteholders and Certificateholders will rely under the Sale and Servicing Agreement. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of Subsequent Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust. The repurchase obligation of Seller set forth in Section 5.01 below and in Section 7.08 of the Sale and Servicing Agreement constitutes the sole remedy available for a breach of a representation or warranty of Seller set forth in Section 3.02, 3.03 or 3.04 of this Agreement.

       SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING SELLER. Seller represents and warrants, as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Contracts, that:

              (a) ORGANIZATION AND GOOD STANDING. Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of Seller or Trust Depositor. Seller is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms of the Sale and Servicing Agreement.

              (b) AUTHORIZATION; BINDING OBLIGATION. Seller has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Seller is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Seller is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Seller is a party. This Agreement and the other Transaction Documents to which the Seller is a party constitute the legal, valid and binding obligation of Seller enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

              (c) NO CONSENT REQUIRED. Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Seller is a party.

              (d) NO VIOLATIONS. Seller's execution, delivery and performance of this Agreement and the other Transaction Documents to which the Seller is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the Articles of Incorporation or Bylaws of Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which Seller is a party or by which Seller or any of Seller's properties may be bound.

              (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of Seller threatened, against Seller or any of its properties or with respect to this Agreement or any other Transaction Document to which the Seller is a party which, if adversely determined, would in the opinion of Seller have a material adverse effect on the business, properties, assets or condition (financial or other) of Seller or the transactions contemplated by this Agreement or any other Transaction Document to which the Seller is a party.

              (f) PLACE OF BUSINESS; NO CHANGES. Seller's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in
       Section 7.06 below. Seller has not changed its name whether by amendment of its Articles of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

       SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT. Seller represents and warrants as to each Contract as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Contracts, that:

              (a) LIST OF CONTRACTS. The information set forth in the List of Contracts (or Subsequent List of Contracts, in the case of Subsequent Contracts) is true, complete and correct as of the Initial Cutoff Date or applicable Subsequent Cutoff Date, as the case may be.

              (b) PAYMENTS. As of the Initial Cutoff Date or applicable Subsequent Cutoff Date, as the case may be, the most recent scheduled payment with respect to any Contract either had been made or was not delinquent for more than 30 days. To the best of Seller's knowledge, all payments made on each Contract were made by the respective Obligor.

              (c) NO WAIVERS. As of the Closing Date (or the applicable Subsequent Transfer Date, in the case of Subsequent Contracts), the terms of the Contracts have not been waived, altered or modified in any respect, except by instruments or documents included in the related Contract File.

              (d) BINDING OBLIGATION. Each Contract is the genuine, legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

              (e) NO DEFENSES. No Contract is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of such Contract or the exercise of any right thereunder will not render the Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

              (f) INSURANCE. As of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts), the related Motorcycle securing each Contract is covered by physical damage insurance (i) in an amount not less than the value of the Motorcycle at the time of origination of the Contract, (ii) naming Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks covered by comprehensive coverage, and all premiums due on such insurance have been paid in full from the date of the Contract's origination.

              (g) ORIGINATION. Each Contract was originated by a Harley-Davidson motorcycle dealer in the regular course of its business which dealer had all necessary licenses and permits to originate the Contracts in the state where such dealer was located, was fully and properly executed by the parties thereto, and has been purchased by Seller in the regular course of its business. Each Contract was sold by such motorcycle dealer to the Seller without any fraud or misrepresentation on the part of such motorcycle dealer.

              (h) LAWFUL ASSIGNMENT. No Contract was originated in or is subject to the laws of any jurisdiction whose laws would make the sale, transfer and assignment of the Contract under this Agreement or under the Sale and Servicing Agreement or under the Indenture or pursuant to transfers of the Certificates unlawful, void or voidable.

              (i) COMPLIANCE WITH LAW. None of the Contracts, the origination of the Contracts by the dealers, the purchase of the Contracts by the Seller, the sale of the Contracts by the Seller to the Trust Depositor or by the Trust Depositor to the Trust, or any combination of the foregoing, violated as of the Closing Date or as of any Subsequent Transfer Date, as applicable, any requirement of any federal, state or local law and regulations thereunder, including, without limitation, usury, truth in lending, motor vehicle installment loan and equal credit opportunity laws, applicable to the Contracts and the sale of Motorcycles. Seller shall, for at least the period of this Agreement, maintain in its possession, available for the Trust Depositor's and the Trustees' inspection, and shall deliver to Trust Depositor or the Trustee upon demand, evidence of compliance with all such requirements.

              (j) CONTRACT IN FORCE. As of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts), no Contract has been satisfied or subordinated in whole or in part or rescinded, and the related Motorcycle securing any Contract has not been released from the lien of the Contract in whole or in part.

              (k) VALID SECURITY INTEREST. Each Contract creates a valid, subsisting and enforceable first priority perfected security interest in favor of Seller in the Motorcycle covered thereby, and such security interest has been assigned by Seller to the Trust Depositor. The original certificate of title, certificate of lien or other notification (the "LIEN CERTIFICATE") issued by the body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon (the "REGISTRAR OF TITLES") of the applicable state to a secured party which indicates the lien of the secured party on the Motorcycle is recorded on the original certificate of title, and the original certificate of title for each Motorcycle, show, or if a new or replacement Lien Certificate is being applied for with respect to such Motorcycle the Lien Certificate will be received within 180 days of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts) and will show, the Seller as original secured party under each Contract as the holder of a first priority security interest in such Motorcycle. With respect to each Contract for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related dealer that such Lien Certificate showing the Seller as lienholder has been applied for. The Seller's security interest has been validly assigned by the Seller to the Trust Depositor and by the Trust Depositor to the Issuer and Owner Trustee pursuant to this Agreement. Immediately after the sale, each Contract will be secured by an enforceable and perfected first priority security interest in the Motorcycle in favor of the Trust as secured party, which security interest is prior to all other liens upon and security interests in such Motorcycle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor, materials or of any state law enforcement agency affecting a Motorcycle).

              (1) CAPACITY OF PARTIES. All parties to any Contract had capacity to execute such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

              (m) GOOD TITLE. Each Contract was purchased by Seller for value and taken into possession prior to the Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts) in the ordinary course of its business, without knowledge that the Contract was subject to a security interest. No Contract has been sold, assigned or pledged to any person other than Trust Depositor and the Trustee as the transferee of Trust Depositor, and prior to the transfer of the Contract to Trust Depositor, Seller had good and marketable title to each Contract free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest (other than the extinguished interest of BofA described above) and was the sole owner thereof and had full right to transfer the Contract to Trust Depositor and to permit Trust Depositor to transfer the same to the Issuer and the Owner Trustee, and, as of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts), the Issuer and the Owner Trustee will have a first priority perfected security interest therein.

              (n) NO DEFAULTS. As of the Initial Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts), no default, breach, violation or event permitting acceleration existed with respect to any Contract and no event had occurred which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract. Seller has not waived any such default, breach, violation or event permitting acceleration, and Seller has not granted any extension of payment terms on any Contract. As of the Initial Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts), no Motorcycle had been repossessed.

              (o) NO LIENS. As of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts) there are, to the best of Seller's knowledge, no liens or claims which have been filed for work, labor or materials affecting the Motorcycle securing any Contract which are or may be liens prior to, or equal with, the lien of such Contract.

              (p) INSTALLMENTS. Each Contract has a fixed Contract Rate and provides for monthly payments of principal and interest which, if timely made, would fully amortize the loan on a simple-interest basis over its term.

              (q) ENFORCEABILITY. Each Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

              (r) ONE ORIGINAL. Each Contract is evidenced by only one original executed Contract, which original has been delivered to the Issuer and the Owner Trustee or its designee on or before the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts).

              (s) NO GOVERNMENT CONTRACTS. No Obligor is the United States government or an agency, authority, instrumentality or other political subdivision of the United States government.

              (t) LOCKBOX BANK. The Lockbox Bank is the only institution holding any Lockbox Account for receipt of payments from Obligors, and all Obligors, and only such Obligors, have been instructed to make payments to the Lockbox Account, and no person claiming through or under Seller has any claim or interest in the Lockbox Account other than the Lockbox Bank; PROVIDED, HOWEVER, NBD Bank, N.A. ("NBD"), Eagle

       Credit Trust 1994-1, Eagle Credit Trust 1994-2, Eagle Credit Trust 1994-3, Eagle Credit Trust 1994-4, Eaglemark Trust 1995-1, Eaglemark Trust 1995-2, Eaglemark Trust 1996-1, Eaglemark Trust 1996-2, Harley-Davidson Eaglemark Owner Trust 1996-3 and any other Future Trusts (as that term is defined in the Fourth Amended and Restated Lockbox Agreement dated as of April 1, 1998 by and among Seller, Eaglemark Customer Funding Corporation-II, Eaglemark Customer Funding Corporation-III, Purchaser and acknowledged by Norwest in its capacity as Trustee of Eagle Credit Trust 1994-1, Eagle Credit Trust 1994-2, Eagle Credit Trust 1994-3, Eagle Credit Trust 1994-4, Eaglemark Trust 1995-1, Eaglemark Trust 1995-2 and Harris Trust and Savings Bank with respect to Future Trusts (as defined therein)) shall have an interest in certain other collections therein not related to the Contracts.

              (u) OBLIGOR BANKRUPTCY. At the Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts), no Obligor was subject to a bankruptcy proceeding within the one year preceding such Cutoff Date.

              (v) CHATTEL PAPER. The Contracts constitute chattel paper within the meaning of the UCC as in effect in the States of Nevada and Illinois.

              (w) NO IMPAIRMENT. Neither the Seller nor the Trust Depositor has done anything to convey any right to any Person that would result in such Person having a right to payments due under the Contract or otherwise to impair the rights of the Trust and the Certificateholders in any Contract or the proceeds thereof.

              (x) CONTRACT NOT ASSUMABLE. No Contract is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Trust Depositor with respect to such Contract.

       SECTION 3.03. REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACTS IN THE AGGREGATE. Seller represents and warrants, as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Contracts, that:

              (a) AMOUNTS. The sum of the aggregate Principal Balances payable by Obligors under the Contracts as of the Initial Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts), plus the Pre-Funded Amount as of such date, equals the sum of the principal balance of the Class A-1 Notes, the Class A-2 Notes and Certificates on the Closing Date or the related Subsequent Transfer Date, as applicable.

              (b) CHARACTERISTICS. The Initial Contracts have the following characteristics: (i) all the Contracts are secured by Motorcycles; (ii) no Initial Contract has a remaining maturity of more than 72 months; and
       (iii) the final scheduled Distribution Date on the Initial Contract with
       the latest maturity is not later than [                   ].
       Approximately [      ]% of the Principal Balance of the Initial Contracts
       as of the Initial Cutoff Date is attributable to loans for purchases of
       new Motorcycles and approximately [      ]% is attributable to loans for
       purchases of used Motorcycles. No Initial Contract was originated after the Initial Cutoff Date. No Initial Contract has a Contract Rate less
       than [      ]%.  The first payment on each Initial Contract is due on or
       before [                          ].

              (c) MARKING RECORDS. As of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts), Seller has caused the Computer Disk relating to the Contracts sold hereunder and concurrently reconveyed by Trust Depositor to the Trust and by the Trust to the Indenture Trustee to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust, are owned by the Trust and constitute security for the Notes.

              (d) NO ADVERSE SELECTION. No selection procedures adverse to Noteholders and Certificateholders have been employed in selecting the Contracts.

              (e) TRUE SALE. The transaction contemplated by this Agreement constitutes a valid sale, transfer and assignment from Seller to Trust Depositor and from Trust Depositor to the Trust of all of Seller's right, title and interest in the Contract Assets as of the Closing Date and any Subsequent Transfer Date, as applicable.

              (f) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustee a first priority perfected lien on, or ownership interest in, the Contracts and the proceeds thereof and the rest of the Trust Corpus have been made, taken or performed.

       SECTION 3.04. REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES. Seller represents and warrants as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Contracts, that:

              (a) POSSESSION. Immediately prior to the Closing Date or any Subsequent Transfer Date, Seller will have possession of each original Contract and the related complete Contract File, and there are and there will be no custodial agreements relating to the same in effect. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Contract File for each Contract currently is in the possession of the Servicer.

              (b) BULK TRANSFER LAWS. The transfer, assignment and conveyance of the Contracts and the Contract Files by Seller pursuant to this Agreement or any Subsequent Purchase Agreement and by Trust Depositor pursuant to the Sale and Servicing Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                                      ARTICLE IV

             PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS

       SECTION 4.01. CUSTODY OF CONTRACTS. Subject to the terms and conditions of this Section 4.01, the contents of each Contract File shall be held in the custody of Seller in its capacity as Servicer for the benefit of the Owner Trustee as the owner thereof. Seller agrees to comply with all its obligations under the Sale and Servicing Agreement in respect of the Contract Assets, which agreement it is executing concurrently herewith in its capacity as Servicer thereunder, and acknowledges and consents to the transactions contemplated therein.

       SECTION 4.02. FILING. On or prior to the Closing Date and each Subsequent Transfer Date, Seller shall cause the UCC financing statement(s) referred to in Section 2.02(g) hereof and in Section 2.02(h) of the Sale and Servicing Agreement to be filed and from time to time Seller shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as Trust Depositor or the Owner Trustee may reasonably request to perfect and protect the Owner Trustee's ownership interest in the Trust against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.


       SECTION 4.03. NAME CHANGE OR RELOCATION. (a) During the term of this Agreement, Seller shall not change its name, identity or structure or relocate its chief executive office without first giving at least 30 days' prior written notice to Trust Depositor and to the Trustees.

       (b) If any change in Seller's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, Seller, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trustees' interests in the Trust and proceeds thereof. In addition, Seller shall not change its place of business or its chief executive office (within the meaning of Article 9 of the UCC) from the location specified in Section 7.06 below unless it has first taken such action as is advisable or necessary to preserve and protect the Issuer's and Trustees' interest in the Contract
Assets. Promptly after taking any of the foregoing actions, Seller shall deliver to Trust Depositor and the Trustees an opinion of counsel stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Trustees in the Contract Assets have been filed, and reciting the details of such filing.

       SECTION 4.04. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, Seller will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

       SECTION 4.05. COSTS AND EXPENSES. Seller agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of (i) Trust Depositor's and the Trustees' right, title and interest in and to the Contract Assets (including, without limitation, the security interest in the Motorcycles related thereto) and (ii) the security interests provided for in the Indenture.

       SECTION 4.06. SALE TREATMENT. Each of Seller and Trust Depositor shall treat the transfer of Contract Assets made hereunder (including in respect of Subsequent Contracts) for all purposes (including tax and financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents.

                                      ARTICLE V

                           REMEDIES UPON MISREPRESENTATION

       SECTION 5.01. REPURCHASES OF CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES. Seller hereby agrees, for the benefit of the Trustees and the Trust Depositor, that it shall repurchase a Contract including any Subsequent Contracts (together with all related Contract Assets), at its Repurchase Price, not later than two Business Days prior to the first Determination Date after Seller becomes aware, or should have become aware, or receives written notice from Trust Depositor, either of the Trustees or the Servicer of any breach of a representation or warranty of Seller set forth in Article III of this Agreement that materially adversely affects Trust Depositor's or the Trust's interest in such Contract (without regard to the benefits of the Reserve Fund) and which breach has not been cured; PROVIDED, HOWEVER, that with respect to any Contract incorrectly described on the List of Contracts with respect to unpaid Principal Balance which Seller would otherwise be required to repurchase pursuant to this
Section 5.01 and Section 7.08 of the Sale and Servicing Agreement, Seller may, in lieu of repurchasing such Contract, deposit in the Collection Account not later than two Business Days prior to such Determination Date cash in an amount sufficient to cure such deficiency or discrepancy; and PROVIDED FURTHER that with respect to a breach of a representation or warranty relating to the Contracts in the aggregate and not to any particular Contract, Seller may select Contracts (without adverse selection) to repurchase such that had such Contracts not been reconveyed by Trust Depositor and included as part of the Trust there would have been no breach of such representation or warranty; PROVIDED FURTHER that (a) the failure of a Contract File to be complete or of the original certificate of title and evidence of recordation of such certificate to be included in the Contract File as of 180 days after the Closing Date (or Subsequent Transfer Date, in the case of Subsequent Contracts), or (b) the failure to maintain perfection of the security interest in the Motorcycle securing a Contract in accordance with the Sale and Servicing Agreement, shall be deemed to be a breach materially and adversely affecting the Trust's interest in the Contracts or in the related Contract Assets. Notwithstanding any other provision of this Agreement, the obligation of Seller under this Section 5.01 and under Section 7.08 of the Sale and Servicing Agreement shall not terminate upon a Service Transfer pursuant to Article VIII of the Sale and Servicing Agreement.

       SECTION 5.02. SELLER'S REPURCHASE OPTION. On written notice to the Owner Trustee and the Indenture Trustee at least 20 days prior to a Distribution Date, provided the Pool Balance is then less than 10% of the Initial Pool Balance, Seller may (but is not required to) repurchase from the Trust on that Distribution Date all outstanding Contracts (and related Contract Assets) at a price equal to the Class A-2 Notes and the principal balance of the Certificates on the previous Distribution Date plus the aggregate of the Note Interest Distributable Amount and the Certificate Interest Distributable Amount for the current Distribution Date as well as the accrued and unpaid Monthly Servicing Fee and

Trustees' Fees to the date of such repurchase, provided the Seller is in receipt of a valuation letter by the Seller's financial advisor that the Seller's repurchase is for fair and adequate consideration. Such price will be deposited in the Collection Account not later than one Business Day before such Distribution Date, against the Trustees' release of the Contracts and Contract Files as described in Section 7.10 of the Sale and Servicing Agreement.

                                      ARTICLE VI

                                     INDEMNITIES

       SECTION 6.01. SELLER INDEMNIFICATION. Seller will defend and indemnify Trust Depositor, the Trust, the Trustees, any agents of the Trustees and the Certificateholders and Noteholders against any and all costs, expenses, losses, damages, claims and liabilities, joint or several, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from
(i) this Agreement or the use, ownership or operation of any Motorcycle by Seller or the Servicer or any Affiliate of either, (ii) any representation or warranty or covenant made by Seller in this Agreement being untrue or incorrect (subject to the second sentence of the preamble to Article III of this Agreement above), and (iii) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment thereto or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in conformity with information furnished to Trust Depositor by Seller specifically for use therein. Notwithstanding any other provision of this Agreement, the obligation of Seller under this Section 6.01 shall not terminate upon a Service Transfer pursuant to
Article VIII of the Sale and Servicing Agreement and shall survive any termination of that agreement or this Agreement.

       SECTION 6.02. LIABILITIES TO OBLIGORS. No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trustees, the Trust, the Noteholders or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby.

       SECTION 6.03. TAX INDEMNIFICATION. Seller agrees to pay, and to indemnify, defend and hold harmless the Trust Depositor, the Trust, the Trustees, the Noteholders or the Certificateholders from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to Trust Depositor hereunder and the concurrent reconveyance to the Trust and the further pledge by the Trust to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Notes and Certificates) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by Seller or the Servicer under this Agreement or the Sale and Servicing Agreement or imposed against the Trust, a Noteholder, a Certificateholder or otherwise. Notwithstanding any other provision of this Agreement, the obligation of Seller under this Section 6.03 shall not terminate upon a Service Transfer pursuant to Article VIII of the Sale and Servicing Agreement and shall survive any termination of this Agreement.

       SECTION 6.04. OPERATION OF INDEMNITIES.  Indemnification under this
Article VI shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If Seller has made any indemnity payments to Trust Depositor or the Trustees pursuant to this Article VI and Trust Depositor or the Trustees thereafter collects any of such amounts from others, Trust Depositor or the Trustees will repay such amounts collected to Seller, except that any payments received by Trust Depositor or the Trustees from an insurance provider as a result of the events under which the Seller's indemnity payments arose shall be repaid prior to any repayment of the Seller's indemnity payment.
                                     ARTICLE VII

                                    MISCELLANEOUS

       SECTION 7.01. PROHIBITED TRANSACTIONS WITH RESPECT TO THE TRUST. Seller shall not:

              (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively;

              (b) Purchase any Notes or Certificates in an agency or trustee capacity; or

              (c) Except in its capacity as Servicer as provided in the Sale and Servicing Agreement, lend any money to the Trust.

       SECTION 7.02. MERGER OR CONSOLIDATION. (a) Except as otherwise provided in this Section 7.02, Seller will keep in full force and effect its existence, rights and franchises as a Nevada corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Contracts and to perform its duties under this Agreement.

       (b) Any person into which Seller may be merged or consolidated, or any corporation resulting from such merger or consolidation to which Seller is a party, or any person succeeding to the business of Seller, shall be the successor to Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

       (c) Upon the merger or consolidation of the Seller as described in this Section 7.02, the Seller shall provide Standard & Poor's and Moody's notice of such merger or consolidation within thirty (30) days after completion of the same.

       SECTION 7.03. TERMINATION. This Agreement shall terminate (after distribution of any Note Distributable Amount and Certificate Distributable Amount due pursuant to Section 7.05 of the Sale and Servicing Agreement) on the Distribution Date on which the principal balance of the Class A-1 Notes, Class A-2 Notes and the Certificates is reduced to zero; PROVIDED, that Seller's representations and warranties and indemnities by Seller shall survive termination.

       SECTION 7.04. ASSIGNMENT OR DELEGATION BY SELLER. Except as specifically authorized hereunder, Seller may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of Trust Depositor and the Trustees, and any attempt to do so without such consent shall be void.

       SECTION 7.05. AMENDMENT. (a) This Agreement may be amended from time to time by Seller and Trust Depositor, with notice to the Rating Agencies, but without the consent of the Trustees or any of the Noteholders or Certificateholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, as the case may be, or to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an opinion of Counsel for Seller acceptable to the Trustees, adversely affect the interests of any Noteholder or Certificateholder.

       (b) This Agreement may also be amended from time to time by Seller and Trust Depositor, with consent of Certificateholders with aggregate fractional interests representing beneficial interests of not less than 66-2/3% or more and aggregate principal of the Class A-1 Notes and the Class A-2 Notes representing not less than 66-2/3% or more of each Class voting as a separate Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Trustees for the benefit of Noteholders or Certificateholders; PROVIDED, HOWEVER, that no such amendment or waiver shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Note or Certificate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding.

       (c) Promptly after the execution of any amendment or consent pursuant to this Section 7.05, Trust Depositor shall furnish written notification of the substance of such amendment and a copy of such amendment to each Trustee, Moody's and Standard & Poor's.

       (d) It shall not be necessary for the consent of Noteholders or Certificateholders under this Section 7.05 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Trustees may prescribe.

       (e)    Upon the execution of any amendment or consent pursuant to this
Section 7.05, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every holder of Notes and Certificates theretofore or thereafter issued hereunder shall be bound thereby.

       SECTION 7.06. NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                     (i)    If to the Seller:

                            Eaglemark, Inc.
                            150 South Wacker Drive, Suite 3100
                            Chicago, Illinois 60606
                            Attention: Michael E. Sulentic

                            Telecopier No.: (312) 368-4372

                     (ii)   If to the Trust Depositor:

                            Eaglemark Customer Funding Corporation-IV
                            4150 Technology Way
                            Carson City, Nevada 89706

                            Telecopier No.: (702) 884-4469

                     (iii)  If to the Indenture Trustee:

                            Harris Trust and Savings Bank
                            311 West Monroe Street
                            12th Floor
                            Chicago, Illinois 60606
                            Attention: Indenture Trust Administration

                            Telecopier No.: (312) 461-3525

                     (iv)   If to the Owner Trustee:

                            Wilmington Trust Company
                            Rodney Square North
                            1100 North Market Street
                            Wilmington, Delaware 19890
                            Attention: Corporate Trust Administration

                            Telecopier No.: (302) 651-8882

                     (v)    If to Moody's:

                            Moody's Investors Service, Inc.
                            99 Church Street
                            New York, New York 10007
                            Attention: ABS Monitoring Department

                            Telecopier No.: (212) 553-0344

                     (vi)   If to Standard & Poor's:

                            Standard & Poor's Ratings Services, a
                               division of The McGraw Hill Companies
                            25 Broadway
                            New York, New York 10004

                            Telecopier No.: (212) 208-1582

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

       All communications and notices pursuant hereto to a Noteholders or Certificateholder shall be in writing and delivered or mailed at the address shown in the Note Register or Certificate Register, respectively.

       SECTION 7.07. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

       SECTION 7.08. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

       SECTION 7.09. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                            EAGLEMARK CUSTOMER FUNDING CORPORATION-IV


                            By:
                                ----------------------------------------------
                                  Printed Name:
                                                ------------------------------
                                  Title:
                                         -------------------------------------


                            EAGLEMARK, INC.


                            By:
                                ----------------------------------------------
                                  Printed Name:
                                                ------------------------------
                                  Title:
                                         -------------------------------------

                                                                      Exhibit A
                                                              Transfer and Sale
                                                                      Agreement


                                  FORM OF ASSIGNMENT

       In accordance with the Transfer and Sale Agreement (the "AGREEMENT")
dated as of [             ] made by and between the undersigned, as seller
thereunder ("SELLER"), and Eaglemark Customer Funding Corporation-IV, a Nevada corporation and wholly-owned subsidiary of Seller ("TRUST DEPOSITOR"), as purchaser thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to Trust Depositor (i) all right, title and interest in and to the Initial Contracts (including, without limitation, all security interests and any and all rights to receive payments which are collected pursuant thereto on or after the Initial Cutoff Date (including liquidation proceeds therefrom) but excluding any rights to receive payments which were collected pursuant thereto prior to the Initial Cutoff Date) identified in the initial List of Contracts delivered pursuant to Section 2.02(a) of the Agreement, (ii) all rights under any physical damage or other individual insurance policy (including a "FORCED PLACED" policy, if any) relating to any such Contract, an Obligor or a Motorcycle securing a Contract,
(iii) all security interests in each Motorcycle, (iv) all documents contained in the Contract Files, (v) all rights of the Seller in the Lockbox, Lockbox Account and related Lockbox Agreement, (vi) all rights (but not the obligations) of the Seller under any motorcycle dealer agreements between the dealers originating the Contracts and the Seller, and (vii) all proceeds and products of the foregoing.

       This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in
Article III of the Agreement and no others.

       IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly
executed this ___ day of [              ].

                            EAGLEMARK, INC.



                            By:
                                ----------------------------------------------
                                  Printed Name:
                                                ------------------------------
                                  Title:
                                         -------------------------------------

                                                                      Exhibit B
                                                              Transfer and Sale
                                                                      Agreement


                            FORM OF OFFICER'S CERTIFICATE


                (See Exhibit C-2 to the Sale and Servicing Agreement)

                                                                      Exhibit C
                                                              Transfer and Sale
                                                                      Agreement

                        FORM OF SUBSEQUENT PURCHASE AGREEMENT


       SUBSEQUENT PURCHASE AGREEMENT (the "AGREEMENT"), dated as of
[              ], by and among Eaglemark Customer Funding Corporation-IV, a
Nevada corporation (the "TRUST DEPOSITOR"), and Eaglemark, Inc., a Nevada corporation (the "SELLER"), pursuant to the Transfer and Sale Agreement referred to below.

                                     WITNESSETH:

       WHEREAS, the Trust Depositor and the Seller are parties to the Transfer
and Sale Agreement, dated as of [               ] (the "TRANSFER AND SALE
AGREEMENT");

       WHEREAS, pursuant to the Transfer and Sale Agreement, the Seller wishes to sell the Subsequent Contracts to the Trust Depositor, and the Trust Depositor wishes to purchase the same, for the purchase price set forth in SECTION 3 below; and

       WHEREAS, the Seller has timely delivered an Addition Notice related to such conveyance as required in the Sale and Servicing Agreement dated as of
[              ] among the Seller (in the capacity of Servicer thereunder), the Trust Depositor and the Trustee as defined therein (the "SALE AND SERVICING AGREEMENT").

       NOW, THEREFORE, the Trust Depositor and the Seller hereby agree as follows:

       SECTION 1. Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

                     "SUBSEQUENT CUTOFF DATE" shall mean, with
              respect to the Subsequent Contracts transferred
              hereby, [            ] .

                     "SUBSEQUENT CONTRACTS" shall mean, for
              purposes of this Agreement, the Subsequent Contracts listed in the Subsequent List of Contracts attached hereto as Exhibit A.

                     "SUBSEQUENT TRANSFER DATE" shall mean, with
              respect to the Subsequent Contracts transferred
              hereby, [            ].

       SECTION 2. SUBSEQUENT LIST OF CONTRACTS. THE SUBSEQUENT LIST OF CONTRACTS ATTACHED HERETO AS EXHIBIT A is a supplement to the initial List of Contracts attached as EXHIBIT I to the Sale and Servicing Agreement. The Contracts listed in the Subsequent List of Contracts constitute the Subsequent Contracts to be transferred pursuant to this Agreement on the subsequent Transfer Date.

       SECTION 3. TRANSFER OF SUBSEQUENT CONTRACTS. Subject to and upon the terms and conditions set forth in Section 2.04(b) of the Transfer and Sale Agreement and this Agreement, Seller hereby sells, transfers, assigns, sets over and otherwise conveys to Trust Depositor, in consideration of Trust Depositor's payment of $[_______] as the purchase price therefor, (i) all the right, title and interest of Seller in and to the Subsequent Contracts listed on the Subsequent List of Contracts (including, without limitation, all security interests and all rights to receive payments which are collected pursuant thereto on or after the Subsequent Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive payments which were collected pursuant thereto prior to the Subsequent Cutoff Date), (ii) all rights of Seller under any physical damage or other individual insurance policy (and rights under a "FORCED PLACED" policy, if any) relating to any such Contracts, an Obligor or a Motorcycle securing such Contract, (ii) all security interests in each such Motorcycle, (iv) all documents contained in the related Contract Files,
(v) all rights of the Seller in the Lockbox, the Lockbox Account and the related Lockbox Agreement to the extent they relate to such Contracts, (vi) all rights (but not the obligations) of Seller under any related motorcycle dealer agreements between dealers (i.e., the originators of such Contracts) and the Seller, and (vii) all proceeds and products of the foregoing. It is the intention of the Seller and the Trust Depositor that the transfer contemplated by this Agreement shall constitute a sale of the Subsequent Contracts from the Seller to the Trust Depositor, conveying good title thereto free and clear of any Liens, and that the Subsequent Contracts shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against Seller under any bankruptcy or similar law.

       SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. (a) Seller hereby represents and warrants to the Trust Depositor that the representations and warranties of Seller in Section 3.01 of the Transfer and Sale Agreement are true and correct as of the Subsequent Transfer Date.

       (b) Seller hereby repeats and remakes with respect to the Subsequent Contracts as of the Subsequent Transfer Date (i) the representations and warranties of Seller in Sections 3.02, 3.03 and 3.04 of the Transfer and Sale Agreement, except that, with respect to subsection (b) of Section 3.03, (A) approximately _____% of the Principal Balance of the Contracts as of the Subsequent Cutoff Date is attributable to loans for purchases of used Motorcycles, and (B) no Contract was originated after the Subsequent Cutoff Date, as well as (ii) covenants to provide the certificate required by Section 2.02(h) (solely with respect to the Subsequent Contracts).

       (c) Seller hereby represents and warrants that (a) the aggregate Principal Balance of the Subsequent Contracts listed on the Subsequent List of Contracts and conveyed to the Trust Depositor pursuant to this Agreement is
$[                ] as of the Subsequent Cutoff Date, and (b) the conditions set forth in Section 2.04(b) of the Transfer and Sale Agreement have been satisfied as of the Subsequent Transfer Date.

       SECTION 5. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Transfer and Sale Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

       SECTION 6. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

       SECTION 7. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                            EAGLEMARK CUSTOMER FUNDING CORPORATION-IV


                            By:
                                ----------------------------------------------
                                  Printed Name:
                                                ------------------------------
                                  Title:
                                         -------------------------------------


                            EAGLEMARK, INC.


                            By:
                                ----------------------------------------------
                                  Printed Name:
                                                ------------------------------
                                  Title:
                                         -------------------------------------